UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Surrozen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39635	98-1556622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 (650) 489-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRZN	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock	SRZNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2023, Surrozen, Inc. and Wen-Chen Yeh, M.D., Ph.D., our Chief Scientific Officer, agreed that in connection with our planned restructuring and reduction-in-force, Dr. Yeh will cease serving as our Chief Scientific Officer and join our Scientific Advisory Board effective as of July 31, 2023.

On July 18, 2023, we and Dr. Yeh entered into a separation agreement, or the Separation Agreement, pursuant to which Dr. Yeh will receive the following separation payments and benefits: (i) nine months of salary continuation payments of approximately $337,365.00 (which is based on his base salary in effect as of July 31, 2023), less all applicable taxes and withholdings; and (ii) payment, on Dr. Yeh’s behalf, of the premiums for group health and/or dental insurance coverage under COBRA until April 30, 2024, or the date on which Dr. Yeh becomes eligible to receive group health insurance coverage through another employer, or is otherwise ineligible for COBRA. The Separation Agreement contains a release of claims, subject to customary exceptions, and mutual covenants not to disparage. Dr. Yeh’s equity awards will continue to vest according to their terms; provided Dr. Yeh continues to serve on our Scientific Advisory Board.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Separation Agreement, by and between Surrozen Inc. and Dr. Wen-Chen Yeh, dated July 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURROZEN, INC.

Date:	July 19, 2023	By:	/s/ Charles Williams
		Name: TItle:	Charles Williams Chief Financial Officer